Exhibit 99.2 MANITEX INTERNATIONAL, INC. NASDAQ: MNTX First Quarter Earnings Conference Call May 2020Exhibit 99.2 MANITEX INTERNATIONAL, INC. NASDAQ: MNTX First Quarter Earnings Conference Call May 2020

Forward-Looking Statement and Non-GAAP Measures Safe Harbor Statement under the U.S. Private Securities Litigation Reform Act of 1995: This presentation contains statements that are forward-looking in nature which express the beliefs and expectations of management including statements regarding the Company’s expected results of operations or liquidity; statements concerning projections, predictions, expectations, estimates or forecasts as to our business, financial and operational results and future economic performance; and statements of management’s goals and objectives and other similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by terminology such as “anticipate,” “estimate,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “we believe,” “we intend,” “may,” “will,” “should,” “could,” and similar expressions. Such statements are based on current plans, estimates and expectations and involve a number of known and unknown risks, uncertainties and other factors that could cause the Company's future results, performance or achievements to differ significantly from the results, performance or achievements expressed or implied by such forward-looking statements. These factors and additional information are discussed in the Company's filings with the Securities and Exchange Commission and statements in this presentation should be evaluated in light of these important factors. Although we believe that these statements are based upon reasonable assumptions, we cannot guarantee future results. Forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. NASDAQ : MNTX 2Forward-Looking Statement and Non-GAAP Measures Safe Harbor Statement under the U.S. Private Securities Litigation Reform Act of 1995: This presentation contains statements that are forward-looking in nature which express the beliefs and expectations of management including statements regarding the Company’s expected results of operations or liquidity; statements concerning projections, predictions, expectations, estimates or forecasts as to our business, financial and operational results and future economic performance; and statements of management’s goals and objectives and other similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by terminology such as “anticipate,” “estimate,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “we believe,” “we intend,” “may,” “will,” “should,” “could,” and similar expressions. Such statements are based on current plans, estimates and expectations and involve a number of known and unknown risks, uncertainties and other factors that could cause the Company's future results, performance or achievements to differ significantly from the results, performance or achievements expressed or implied by such forward-looking statements. These factors and additional information are discussed in the Company's filings with the Securities and Exchange Commission and statements in this presentation should be evaluated in light of these important factors. Although we believe that these statements are based upon reasonable assumptions, we cannot guarantee future results. Forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. NASDAQ : MNTX 2

COVID-19 Update


Manitex

Positioned for Recovery

- Diversified crane/lifting business with <10% oil and gas exposure
- Sabre divestiture progressing
- 1.1 book to bill at PM Group for Q1 2020
- PM (articulating crane) remains a global growth market

P&L Effects

- Estimated $3.0 million in lost sales and approximately $500k in Adjusted EBITDA in Q1 2020
- No backlog cancellations in Q1
- Reduced production to align with demand and preserve margins; temporary headcount reduction at PM/Italy

Balance Sheet and Credit

- 3.2x Leverage Ratio (TTM)
- $42 Million Total Net Debt
- $46 Million in Total Cash and Credit Availability

Facilities

- PM has reopened, effective, April 21 (following 30-day closure)
- All U.S. facilities have continued to operate without stoppage

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The Takeaways - Q1 2020

- Manitex International Performance in Q1 was led by the re-emergence of **PM Group** for articulating cranes
  - Sales at annual run-rate near $100M, prognosis is for continued growth and market penetration
  - Highest Adjusted EBITDA margin since transaction, >11%
  - Record $28 million backlog with 1.1:1 book to bill for Q1 2020
- Oil and Steel truck mounted aerials running at record highs
- North American product launch of Valla zero-emission industrial cranes
- Manitex straight-mast crane performance reflects lower industry volumes, 15% market-wide decline expected in 2020
- Previously-announced large international military order has been put into production with deliveries beginning Q2
- $2 Million in orders generated from ConExpo 2020
- Manitex-branded articulating crane "MAC" revenue growing in North America with new dealer network additions
- Inventory increased $7M, mainly in North America







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Q1 2020 Financials § $48.7 million net revenue, declined 8.2% compared to Q4 § Available liquidity of approximately $46 million as of March 2019 31, 2020, including over $22 million of cash and cash equivalents § Adjusted EPS $0.08, improvement of $0.01 from prior quarter, and flat versus prior year § Net debt of $42 million, flat compared to Q4 2019 § Adjusted EBITDA $3.5 million or 7.2% of sales, representing § Backlog $57 million as of March 31, 2020, declined 12% an improvement from 6.3% in the prior quarter compared to year end § Non-cash goodwill and intangible asset impairment of $6.7 § Book to bill ratio was 0.83:1 in Q1 2020 million booked in Q1 2020 Note: Results shown are from Continuing Operations. NASDAQ : MNTX 5Q1 2020 Financials § $48.7 million net revenue, declined 8.2% compared to Q4 § Available liquidity of approximately $46 million as of March 2019 31, 2020, including over $22 million of cash and cash equivalents § Adjusted EPS $0.08, improvement of $0.01 from prior quarter, and flat versus prior year § Net debt of $42 million, flat compared to Q4 2019 § Adjusted EBITDA $3.5 million or 7.2% of sales, representing § Backlog $57 million as of March 31, 2020, declined 12% an improvement from 6.3% in the prior quarter compared to year end § Non-cash goodwill and intangible asset impairment of $6.7 § Book to bill ratio was 0.83:1 in Q1 2020 million booked in Q1 2020 Note: Results shown are from Continuing Operations. NASDAQ : MNTX 5

Q1 Operating Results

Amounts in USD 000's	Q1 2020		Q4 2019		Q1 2019	
(Except EPS)	As Reported	As Adjusted*	As Reported	As Adjusted*	As Reported	As Adjusted*
Net sales	$48,733	$48,733	$53,090	$53,090	$54,425	$54,425
% change Vs Q4 2019	*-8.2%*	*8.2%*				
% change Vs Q1 2019	*-10.5%*	*-10.5%*				
Gross margin	$10,247	$10,317	$9,918	$10,225	$11,992	$12,487
% of Sales	*21.0%*	*21.2%*	*18.7%*	*19.3%*	*22.0%*	*22.9%*
Value-add GM% (excludes pass through sales)		22.7%		20.6%		24.2%
Operating income (loss)	$(5,201)	$2,467	$1,493	$2,272	$2,189	$3,008
% of Sales	*-10.7%*	*5.1%*	*2.8%*	*4.3%*	*4.0%*	*5.5%*
Net income (loss)	$ (7,044)	$ 1,603	$(54)	$1,304	$1,309	$1,567
Diluted EPS	$(0.36)	$0.08	$(0.00)	$ 0.07	$0.07	$0.08
EBITDA	$(4,163)	$3,505	$2,558	$3,337	$3,255	$4,074
% of Sales	-8.5%	7.2%	4.8%	6.3%	6.0%	7.5%

Note: Results shown are from Continuing Operations.

*See reconciliation to US GAAP on appendix.

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MANITEX

Net Debt – Update Q1 2020 USD millions Q1 2020 Q4 2019 Q3 2019 Q2 2019 Short term debt $19.0 $18.2 $21.5 $19.7 Bank term debt – long term 19.1 19.4 21.9 22.9 Finance leases 4.9 5.1 5.2 5.3 Convertible notes 15.3 22.1 22.0 21.9 Revolver 6.0 - - - Total debt $64.3 $64.8 $70.6 $69.8 Total cash and marketable equity securities $22.3 $23.6 $20.3 $25.4 Net debt $42.0 $41.2 $50.3 $44.4 NASDAQ : MNTX 7Net Debt – Update Q1 2020 USD millions Q1 2020 Q4 2019 Q3 2019 Q2 2019 Short term debt $19.0 $18.2 $21.5 $19.7 Bank term debt – long term 19.1 19.4 21.9 22.9 Finance leases 4.9 5.1 5.2 5.3 Convertible notes 15.3 22.1 22.0 21.9 Revolver 6.0 - - - Total debt $64.3 $64.8 $70.6 $69.8 Total cash and marketable equity securities $22.3 $23.6 $20.3 $25.4 Net debt $42.0 $41.2 $50.3 $44.4 NASDAQ : MNTX 7

Ongoing Manitex International Initiatives § Maintain the safety of our team for duration of COVID-19 and beyond § 100% of our facilities are up and running § Aligning costs with market demands § Strong global brands provide stability and credibility § Diversified industrial portfolio and limited exposure to Oil & Gas § Solid balance sheet and liquidity § Rising PM participation in global growth market continuing to deliver growth and improved profitability to Manitex NASDAQ : MNTX 8Ongoing Manitex International Initiatives § Maintain the safety of our team for duration of COVID-19 and beyond § 100% of our facilities are up and running § Aligning costs with market demands § Strong global brands provide stability and credibility § Diversified industrial portfolio and limited exposure to Oil & Gas § Solid balance sheet and liquidity § Rising PM participation in global growth market continuing to deliver growth and improved profitability to Manitex NASDAQ : MNTX 8

Appendix – Net sales and gross margin% THREE MONTHS ENDED MARCH 31, 2020 DECEMBER 31, 2019 MARCH 31, 2019 As Reported As Adjusted As Reported As Adjusted As Reported As Adjusted Net sales $48,733 $48,733 $53,090 $53,090 $54,425 $54,425 % change Vs Q4 2019 -8.2% -8.2% % change Vs Q1 2019 -10.5% -10.5% % change Vs Q1 2019 without FX impact -9.1% Gross margin % of net sales 21.0% 21.2% 18.7% 19.3% 22.0% 22.9% Gross margin % of net sales (value-add) 22.7% 20.6% 24.2% Note: Results shown are from Continuing Operations. NASDAQ : MNTX 9Appendix – Net sales and gross margin% THREE MONTHS ENDED MARCH 31, 2020 DECEMBER 31, 2019 MARCH 31, 2019 As Reported As Adjusted As Reported As Adjusted As Reported As Adjusted Net sales $48,733 $48,733 $53,090 $53,090 $54,425 $54,425 % change Vs Q4 2019 -8.2% -8.2% % change Vs Q1 2019 -10.5% -10.5% % change Vs Q1 2019 without FX impact -9.1% Gross margin % of net sales 21.0% 21.2% 18.7% 19.3% 22.0% 22.9% Gross margin % of net sales (value-add) 22.7% 20.6% 24.2% Note: Results shown are from Continuing Operations. NASDAQ : MNTX 9

Appendix – Reconciliations

Reconciliation of GAAP Net Income (Loss) to Adjusted Net Income

(in thousands except shares and EPS)			THREE MONTHS ENDED
	MARCH 31, 2020	DECEMBER 31, 2019	MARCH 31, 2019
Net income (loss)	$(7,044)	$(54)	$1,309
Adjustments related to change in fair value of securities, trade show, discontinued model, customer declared bankruptcy, foreign exchange, goodwill and intangible asset impairment, plant closing, restatement, restricted stock, restructuring, and other expenses (including net tax impact)	8,647	1,358	258
Adjusted net income	$1,603	$1,304	$1,567
Weighted diluted shares outstanding	19,733,772	19,696,093	19,694,973
Diluted earnings (loss) per shares as reported	$(0.36)	$(0.00)	$0.07
Total EPS effect	$0.44	$0.07	$0.01
Adjusted diluted earnings per share	$0.08	$0.07	$0.08

Note: Results shown are from Continuing Operations.

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MANITEX

Appendix – Reconciliations Reconciliation of GAAP Operating Income (Loss) to Adjusted EBITDA (in thousands) THREE MONTHS ENDED MARCH 31, 2020 DECEMBER 31, 2019 MARCH 31, 2019 Operating income (loss) $(5,201) $1,493 $2,189 Adjustments related to trade show, customer declared bankruptcy, discontinued model, goodwill and intangible asset impairment, plant closing, restatement, restricted stock, restructuring and other 7,668 779 819 expenses Adjusted operating income 2,467 2,272 3,008 Depreciation and amortization 1,038 1,065 1,066 Adjusted EBITDA $3,505 $3,337 $4,074 Adjusted EBITDA % to sales 7.2% 6.3% 7.5% Note: Results shown are from Continuing Operations. NASDAQ : MNTX 11Appendix – Reconciliations Reconciliation of GAAP Operating Income (Loss) to Adjusted EBITDA (in thousands) THREE MONTHS ENDED MARCH 31, 2020 DECEMBER 31, 2019 MARCH 31, 2019 Operating income (loss) $(5,201) $1,493 $2,189 Adjustments related to trade show, customer declared bankruptcy, discontinued model, goodwill and intangible asset impairment, plant closing, restatement, restricted stock, restructuring and other 7,668 779 819 expenses Adjusted operating income 2,467 2,272 3,008 Depreciation and amortization 1,038 1,065 1,066 Adjusted EBITDA $3,505 $3,337 $4,074 Adjusted EBITDA % to sales 7.2% 6.3% 7.5% Note: Results shown are from Continuing Operations. NASDAQ : MNTX 11

Appendix – Adjustments

Pre-tax adjustments	THREE MONTHS ENDED MARCH 31, 2020	DECEMBER 31, 2019	MARCH 31, 2019
Goodwill and intangible asset impairment	$ 6,722	$-	$-
Trade show	546	-	-
Restricted stock	222	156	159
Discontinued model	69	126	-
Restructuring	1	38	354
Customer declared bankruptcy – bad debt	-	140	-
Legal settlement	-	88	-
Restatement expense	-	-	49
Change in accounting estimates – Inventory reserve	-	166	-
Plant closing	-	-	44
Other expense	108	65	213
Total Adj to Operating Income (Loss)	**$7,668**	**$779**	**$819**
Change in fair market value of securities	-	-	(810)
Foreign Exchange	418	126	433
Total pre-tax adjustments	**$8,086**	**$905**	**$442**
Net tax impact (including discrete items)	561	453	(184)
Total adjustments	**$8,647**	**$1,358**	**$258**

Note: Results shown are from Continuing Operations.

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Steve Filipov, CEO MANITEX INTERNATIONAL, INC. Manitex International NASDAQ: MNTX 708-237-2054 First Quarter Earnings Conference Call May 2020 Peter Seltzberg, IR Darrow Associates, Inc. 516-419-9915Steve Filipov, CEO MANITEX INTERNATIONAL, INC. Manitex International NASDAQ: MNTX 708-237-2054 First Quarter Earnings Conference Call May 2020 Peter Seltzberg, IR Darrow Associates, Inc. 516-419-9915